AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


           This Amendment, dated as of May 1, 1996, to the Employment Agreement, dated as of December 1, 1993 (the "Agreement"), between Interstate National Dealer Services, Inc. (the "Company" and Lawrence J. Altman (the "Executive").

           WHEREAS,  the Company and the Executive are parties to the Agreement,
providing  for  the   employment  by  the  Company  of  the  Executive  and  for compensation and benefits to be provided to the Executive; and

           WHEREAS, the parties hereto desire to extend the term of the Agreement for an additional three years from the original date of termination of the Agreement.

           NOW, THEREFORE, the parties hereto agree that the Agreement is amended as follows:

                11.   Section 4(a) of the Agreement is hereby
amended in its entirety to read as follows:

                Term. This Agreement shall terminate on December 1, 2001 (the "Termination Date"), unless sooner terminated as herein provided. In the event that the Executive continues his employment after the Termination date, his employment will be deemed "at will" under the same terms as provided herein unless otherwise expressly agreed to by further written agreement between the Company and the Executive.

                12. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute a single agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    INTERSTATE NATIONAL
                                    DEALER SERVICES, INC.

                                    By: __________________


                                    ----------------------
                                    Lawrence J. Altman